                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

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Filed by a Party other than the Registrant [ ]

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[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
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[X]  Soliciting Material Pursuant to Section 240.14a-12

                              SHOPKO STORES, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THIS FILING CONSISTS OF A LETTER, DATED APRIL 8, 2005, FROM MR. JACK EUGSTER, A MEMBER OF THE BOARD OF DIRECTORS OF THE COMPANY, TO THE COMPANY'S EMPLOYEES REGARDING THE PROPOSED MERGER.

April 8, 2005

Dear ShopKo Employees:

I would like to take this opportunity to tell you about a significant development in our company's history. Today, the company signed a definitive merger agreement to be acquired by Goldner Hawn Johnson & Morrison Incorporated, a Minneapolis-based private equity investment firm.

This transaction makes a great deal of sense for all of our constituents. As a private company, we will be able to intensify our focus and efforts on exceeding the expectations of customers, employees, and suppliers. With the financial backing of a respected Midwest investment firm and national financial institutions, our business will be better positioned for the future.

We will continue with business as usual, and will remain committed to providing outstanding employee development and customer service. In addition, we will continue to focus on improving market position by leveraging our strong leadership team, and exercising sound financial discipline and merchandising strategies.

Following the merger, I will serve as Chairman of ShopKo. ShopKo's President and Chief Executive Officer, Sam Duncan, has indicated that he will not remain with ShopKo following the transaction, but we expect the rest of ShopKo's senior management team to remain in place and they will be given an opportunity to invest in the company.

Together, we have worked hard to make this company one of the region's strongest retail organizations. I want to thank you for making this possible and ask for your continued support to make sure our performance exceeds our expectations. This will ensure that ShopKo maintains the trust and credibility we have earned with our customers.

As I am sure you understand, since we are still a public company, we are limited in the information we can provide at this time. Please refer to the attached press release and employee talking points, as well as on our website. As this process develops, we will keep you informed. In addition, you should know that we have assigned people to respond to questions from investors, media and employees. Please do not respond to any such questions. All inquiries should be referred to this central call number: 920-429-4412.

Thank you again for your support.

Best Regards,

/s/ Jack W. Eugster
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Jack W. Eugster

In connection with ShopKo's solicitation of proxies with respect to the meeting of shareholders to be called with respect to the proposed merger, ShopKo will file with the Securities and Exchange Commission (the "SEC"), and will furnish to shareholders of ShopKo, a proxy statement. SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT IS FINALIZED AND DISTRIBUTED TO SHAREHOLDERS BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain a free-of-charge copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC's website at http://www.sec.gov. Shareholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to ShopKo Stores, Inc., P.O. Box 19060, Green Bay, WI 54307, Attention: Corporate Secretary, Telephone: 920-429-2211, or from ShopKo's website, http://www.shopko.com.

ShopKo and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be "participants" in the solicitation of proxies from shareholders of ShopKo in favor of the proposed merger. Information regarding the persons who may be considered "participants" in the solicitation of proxies will be set forth in ShopKo's proxy statement when it is filed with the SEC. Information regarding certain of these persons and their beneficial ownership of ShopKo common stock as of April 15, 2004 is also set forth in the Schedule 14A filed by ShopKo on April 26, 2004 with the SEC.

Statements about the expected timing, completion and effects of the proposed merger and all other statements in this release other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. ShopKo may not be able to complete the proposed merger on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain shareholder approval, the failure of financing or the failure to satisfy the other closing conditions. These factors, and other factors that may affect the business or financial results of ShopKo are described in ShopKo's filings with the SEC, including ShopKo's annual report on Form 10-K for the fiscal year ended January 29, 2005.